                                                                  Exhibit 99.1

                             LETTER OF TRANSMITTAL
                               OFFER TO EXCHANGE
               11% SENIOR SUBORDINATED NOTES DUE 2008, SERIES B
                          FOR ANY AND ALL OUTSTANDING
                    11% SENIOR SUBORDINATED NOTES DUE 2008
                                      OF
                      THE IMPERIAL HOME DECOR GROUP INC.

            UNCONDITIONALLY GUARANTEED, JOINTLY AND SEVERALLY ON A
                    SENIOR SUBORDINATED UNSECURED BASIS BY
          VERNON PLASTICS, INC., IMPERIAL HOME DECOR GROUP (US) LLC,
                WDP INVESTMENTS, INC., MARKETING SERVICE, INC.,
                AND IMPERIAL HOME DECOR GROUP HOLDINGS LIMITED

                Pursuant to the Prospectus dated _______, 1998


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 1998 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                 The Exchange Agent for The Exchange Offer is:

                             The Bank of New York

 By Registered or Certified Mail:             Facsimile Transmission Number:          By Hand or Overnight Delivery:
                                               (Eligible Institutions Only)
       The Bank of New York                           (212) 815-6339                        101 Barclay Street
   101 Barclay Street, Floor 7E                                                       Corporate Trust Services Window
     New York, New York  10286                                                                 Ground Level
   Attn.: Reorganization Section                   Confirm by Telephone:                 New York, New York  10286
                                                 or For Information Call:          Attn: Reorganization Section - Floor 7E
                                                      (212) 815-5788

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges that he or she has received the Prospectus dated __________, 1998 (as amended or supplemented from time to time, the "Prospectus") of The Imperial Home Decor Group Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (as amended or supplemented from time to time, the "Letter of Transmittal"), which together constitute the offer of the Company (the "Exchange Offer") to exchange $1,000 principal amount of its 11% Senior Subordinated Notes due 2008, Series B (the "Exchange Notes"), registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 11% Senior Subordinated Notes due 2008 (the "Old Notes") of which $125,000,000 aggregate principal amount is outstanding. The form and terms of the Exchange Notes are the same as the form and terms of the Old Notes in all material respects except that (i) the Exchange Notes will bear a Series B designation,
(ii) the Exchange Notes will have been registered under the Securities Act and will not bear legends restricting the transfer thereof and (iii) holders of the Exchange Notes will not be entitled to the rights of holders of Old Notes under the Exchange and Registration Rights Agreement (as defined in the Prospectus). The Exchange Notes will evidence the same debt as the Old Notes (which they replace) and will be issued under and be entitled to the benefits of the Indenture dated as of March 13, 1998, as supplemented from time to time (the "Indenture"), by and among the Company, the Subsidiary Guarantors and The Bank of New York, as trustee. The Old Notes and the Exchange Notes are sometimes referred to herein collectively as the "Notes." See "The Exchange Offer" and "Description of the Exchange Notes" in the Prospectus.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Capitalized terms used but not defined herein have the meanings given to such terms in the Prospectus.

         This Letter of Transmittal is to be completed by holders of Old Notes either if Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering." Delivery of this Letter of Transmittal and any other required documents should be made to the Exchange Agent.

         Any beneficial owner whose Old Notes are held through DTC or a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such holder of Old Notes promptly and instruct such holder of Old Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on his own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to transfer record ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the record holder of Old Notes. The transfer of record ownership may take considerable time. In order to properly complete this Letter of Transmittal, a holder of Old Notes must (i) complete the box entitled "Description of Old Notes," (ii) if appropriate, check and complete boxes relating to book entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "Please Sign Here" and (iv) complete the Substitute Form W-9. Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

         Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, this Letter of Transmittal, or any other required documents to the Exchange Agent or (iii) who cannot complete the procedures for book-entry transfer prior to the Expiration Date may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.


         DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


         The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate schedule affixed hereto.

-------------------------------------------------------------------------------------------------------------------------------
                DESCRIPTION OF OLD NOTES                           (1)                    (2)                      (3)
-------------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Holder(s)                                        Aggregate            Principal Amount
   (Please fill in, if blank)                                                          Principal              of Old Notes
                                                               Certificate             Amount of                Tendered
                                                                Number(s)*             Old Notes          (if less than all)**
-------------------------------------------------------------------------------------------------------------------------------
                                                        ---------------------- ----------------------- ------------------------

                                                        ---------------------- ----------------------- ------------------------

                                                        ---------------------- ----------------------- ------------------------

                                                        ---------------------- ----------------------- ------------------------

-------------------------------------------------------------------------------------------------------------------------------

* Need not be completed if Old Notes are being tendered by book-entry holders.
** Old Notes may be tendered in whole or in part in integral multiples of $1,000, provided that if any Old Notes are tendered for exchange in part, the untendered principal amount thereof must be any integral multiple of $1,000. See instruction 3. Unless this column is completed, a holder will be deemed to have tendered the full aggregate principal amount of the Old Notes represented by the Old Notes indicated in column 2.

          (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS1 ONLY)

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution _________________________________________

       Account Number ________________________________________________________

       Transaction Code Number _______________________________________________

     By crediting Old Notes to the Exchange Agent's account at DTC in accordance with DTC's ATOP (defined in Instruction 1) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting a computer-generated message to the Exchange Agent in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

       Name(s) of Registered Holder(s) _______________________________________

       Window Ticket Number (if any) _________________________________________

       Name of Eligible Institution that Guaranteed Delivery _________________

       Date of Execution of Notice of Guaranteed Delivery ____________________

            If Guaranteed Delivery is to be made by Book-Entry Transfer:

       Name of Tendering Institution _________________________________________

       Account Number ________________________________________________________

       Transaction Code Number _______________________________________________

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER THAT ACQUIRED THE OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

       Name: _________________________________________________________________

       Address: ______________________________________________________________

-----------------
1 The first paragraph of Instruction 4 contains the definition of an "Eligible Institution."

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above in exchange for a like aggregate principal amount of Exchange Notes. By executing this Letter of Transmittal or causing the transmission of an Agent's Message (defined in Instruction 1) and, subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby irrevocably exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes with the full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject to the right of withdrawal described in the Prospectus, to (i) deliver certificates for such Old Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company,
(ii) present such Old Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

         The undersigned hereby represents and warrants that the undersigned is the owner of and has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, and the undersigned will comply with its obligations under the Exchange and Registration Rights Agreement. The undersigned has read and agreed to all of the terms of the Exchange Offer.

         The undersigned agrees that acceptance of any tendered Old Notes by the Company and the issuance of Exchange Notes in exchange therefor will constitute performance in full by the Company of its obligations under the Exchange and Registration Rights Agreement and that the Company will have no further obligations or liabilities thereunder (except in limited circumstances).

         The name(s) and address(es) of the registered holders of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Old Notes. The Certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         The undersigned also acknowledges that this Exchange Offer is being made in reliance upon certain interpretations of the staff of the Securities and Exchange Commission (the "Commission") set forth in certain no-action letters issued to third parties in unrelated, but similar transactions. On the basis thereof, the Exchange Notes issued pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by any holder thereof (other than any such holder that is (i) an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or (ii) a broker-dealer that acquired the Old Notes as an initial purchaser thereof or in a transaction as a part of its market-making or other trading activities) without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and such holder has no arrangement or understanding with any person to participate in the distribution of such Exchange Notes.

         The undersigned acknowledges that any holder of Old Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13, 1989) or similar letters and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned represents that (i) any Exchange Notes to be received by it will be acquired in the ordinary course of business, (ii) it will have no arrangements or understanding with any person to participate in the distribution of the Old Notes or the Exchange Notes within the meaning of the Securities Act, (iii) it is not an affiliate of the Company or, if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if it is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of Exchange Notes and (v) if it is a broker-dealer that will receive Exchange Notes for its own account (a "Participating Broker-Dealer") in exchange for Old Notes that were acquired as a result of market-making or other trading activities, that it will deliver a prospectus in connection with any resale of such Exchange Notes.

         The Company and the Subsidiary Guarantors have agreed that, subject to the provisions of the Exchange and Registration Rights Agreement, the Prospectus may be used by a Participating Broker-Dealer in connection with resales of Exchange Notes received in exchange for Old Notes, where such Old Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the date of the Prospectus or, if earlier, when all such Exchange Notes have been disposed of by such Participating Broker-Dealer.

         Each Participating Broker-Dealer, by tendering such Old Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Exchange and Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company and the Subsidiary Guarantors have amended or supplemented the Prospectus to correct such misstatement or omission and have furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

         The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto and the acceptance thereof by the Company will constitute agreement between the undersigned and the Company in accordance with the terms and subject to the conditions set forth herein and in the Prospectus.

         The undersigned recognizes that under certain circumstances set forth in the Prospectus under "The Exchange Offer -- Conditions" the Company will not be required to accept for exchange any of the Old Notes tendered. Old Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated in the box entitled "Special Delivery Instructions" below (or, in the case of Old Notes tendered by book-entry transfer, credited to an account maintained by the tendering holder at DTC).

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes (and, if applicable, any substitute certificates representing Old Notes not exchanged or not accepted for exchange) be issued in the name(s) of the undersigned and be delivered to the undersigned at the address, or, in the case of book-entry transfer of Old Notes, be credited to the account at DTC shown above in the box entitled "Description of Old Notes."

         The Exchange Notes will bear interest from their date of issuance. Holders of Old Notes that are accepted for exchange will receive, in cash, accrued interest thereon from the last Interest Payment Date on which interest was paid, or if no interest has been paid, the date of issuance of the Old Notes to, but not including, the date of issuance of the Exchange Notes. Such interest will be paid with the next interest payment on the Exchange Notes on March 15, 1998 to persons who are registered holders of the Exchange Notes on March 1, 1998. Interest on the Old Notes accepted for exchange will cease to accrue upon issuance of the Exchange Notes.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in the instructions contained in this Letter of Transmittal.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL AND DELIVERING SUCH OLD NOTES AND THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

------------------------------------------------------------------------------

                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (Complete accompanying Substitute Form W-9)


         X _________________________________      Date:  ______________, 1998

         X _________________________________      Date:  ______________, 1998
                 Signature(s) of Owner

         The above lines must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Old Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then please set forth full title. See Instruction 4.

         Name(s): ____________________________________________________________

         _____________________________________________________________________
                                 (Please Type or Print)

         Capacity: ___________________________________________________________

         Address: ____________________________________________________________

         _____________________________________________________________________
                                  (Including Zip Code)

         Area Code and Telephone Number: _____________________________________

         Tax Identification or
         Social Security Number(s): __________________________________________

                            SIGNATURE GUARANTEE
                       (If required by Instruction 4)

         Signatures Guaranteed
         by an Eligible Institution: _________________________________________
                                             (Authorized Signature)

         _____________________________________________________________________
                                    (Title)

         _____________________________________________________________________
                                (Name of Firm)

         _____________________________________________________________________
                        (Address and Telephone Number)

         Dated:  _________________, 1998

------------------------------------------------------------------------------

----------------------------------------------------------       ---------------------------------------------------------

             SPECIAL ISSUANCE INSTRUCTIONS                                    SPECIAL DELIVERY INSTRUCTIONS
              (See Instructions 4 and 5)                                       (See Instructions 4 and 5)

     To be completed ONLY if certificates for Old                     To be completed ONLY if certificates for Old
Notes not exchanged and/or Exchange Notes are to be              Notes not exchanged and/or Exchange Notes are to
be issued in the name of and sent to someone other than          to be sent to someone other than the person or persons
the person or persons whose signature(s) appear(s) on            whose signature(s) appear(s) on this Letter of
this Letter of Transmittal above.                                Transmittal above or to such person or persons at an
                                                                 address other than shown in the box above entitled
Issue Exchange Notes and/or Old Notes to:                        "Description of Old Notes."

Name(s): ................................................        Deliver Exchange Notes and/or Old Notes to:
                (Please Type or Print)
                                                                 Name(s): ................................................
 .........................................................                        (Please Type or Print)
                (Please Type or Print)
                                                                 .........................................................
Address: ................................................                        (Please Type or Print)

 .........................................................        Address:.................................................
                                         (Zip Code)
                                                                 .........................................................
Telephone Number:........................................                                         (Zip Code)

Tax Identification or                                            Telephone Number:........................................
Social Security Number(s):...............................
                                                                 Tax Identification or
            (Complete Substitute Form W-9)                       Social Security Number(s):...............................

----------------------------------------------------------       ---------------------------------------------------------

         IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE) (TOGETHER WITH THE CERTIFICATE(S) FOR OLD NOTES AND ANY OTHER DOCUMENTS REQUIRED) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

              INSTRUCTIONS TO REGISTERED HOLDER AND/OR BOOK-ENTRY
              TRANSFER FACILITY PARTICIPANT FROM BENEFICIAL OWNER

        Forming Part of the Terms and Conditions of the Exchange Offer

1.       Procedures for Tendering.

         Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. To tender in the Exchange Offer, a holder must complete, sign and date this Letter of Transmittal, or a facsimile thereof, have the signatures thereon guaranteed if required by this Letter of Transmittal or transmit an Agent's Message in connection with a book-entry transfer, and mail or otherwise deliver this Letter of Transmittal or a facsimile thereof or Agent's Message, together with the Old Notes and any other required documents, to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. To be tendered effectively, the Old Notes, this Letter of Transmittal or Agent's Message and other required documents must be completed and received by the Exchange Agent at the address set above prior to 5:00 p.m., New York City time, on the Expiration Date. Delivery of the Old Notes may be made by book-entry transfer in accordance with the procedures described below. Confirmation of such book-entry transfer must be received by the Exchange Agent prior to the Expiration Date.

         The term "Agent's Message" means a message, transmitted by a book-entry transfer facility to, and received by, the Exchange Agent forming a part of a confirmation of a book-entry, which states that such book-entry transfer facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the Old Notes that such participant has received and agrees: (i) to participate in the Automated Tender Option Program ("ATOP"); (ii) to be bound by the terms of this Letter of Transmittal; and (iii) that the Company may enforce such agreement against such participant.

         By executing this Letter of Transmittal or Agent's Message, each holder will make to the Company the representations set forth above in the Prospectus in the third paragraph under the heading "The Exchange
Offer--Purpose and Effect of the Exchange Offer."

         The Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent. The Exchange Agent will act as agent for the tendering holders for the purpose of receiving the Exchange Notes from the Company.

         The tender by a holder and the acceptance thereof by the Company will constitute agreement between such holder and the Company in accordance with the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal.

         THE METHOD OF DELIVERY OF OLD NOTES AND THIS LETTER OF TRANSMITTAL OR AGENT'S MESSAGE AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND SOLE RISK OF THE HOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY CONFIRMED BY THE EXCHANGE AGENT. AS AN ALTERNATIVE TO DELIVERY BY MAIL, HOLDERS MAY WISH TO CONSIDER OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS. THE METHOD OF DELIVERY USED IS AT THE TENDERING HOLDER'S RISK.

         Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on such beneficial owner's behalf.

          Although delivery of the Old Notes may be effected through book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility, unless an Agent's Message is received by the Exchange Agent in compliance with ATOP, an appropriate Letter of Transmittal properly completed and duly executed with any required signature guarantee and all other required documents must in each case be transmitted to and received or confirmed by the Exchange Agent at its address set forth below on or prior to the Expiration Date, or, if the guaranteed delivery procedures described below are complied with, within the time period provided under such procedures. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right in its sole discretion to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine.

         Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any person shall incur any liability for failure to give such notification. Tender of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         The Company will not accept any alternative, conditional or contingent tenders. By execution of this Letter of Transmittal or delivery of an Agent's Message, each tendering holder waives any right to receive notice of the acceptance of such tender.

2.       Guaranteed Delivery Procedures.

         Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other required documents to the Exchange Agent or
(iii) who cannot complete the procedures for book-entry transfer, prior to the Expiration Date, may effect a tender if:

         (a)      the tender is made through an Eligible Institution;

         (b) on or prior to the Expiration Date, the Exchange Agent received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of the such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) (or, in the case of a book-entry transfer, an Agent's Message) together with the certificate(s) representing the Old Notes (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account at the Book- Entry Transfer Facility), and any other documents required by this Letter of Transmittal or the instructions hereto will be deposited by the Eligible Institution with the Exchange Agent; and

         (c) the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at the Book Entry Transfer Facility), together with this Letter of Transmittal (of facsimile hereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and all other documents required by the Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

3.       Partial Tenders and Withdrawal Rights.

         The Company will issue $1,000 principal amount of Exchange Notes in exchange for each $1,000 principal amount of outstanding Old Notes accepted in the Exchange Offer. Holders may tender some or all of their Old Notes pursuant to the Exchange Offer. However, Old Notes may be tendered only in integral multiples of $1,000. If less than all the Old Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the box entitled "Principal Amount of Old Notes Tendered (if less than all)." In such case, new certificate(s) for the remainder of the Old Notes that were evidenced by your old certificate(s) will only be sent to the holder of the Old Notes (or, in the case of Old Notes tendered pursuant to book-entry transfer, will only be credited to the account at DTC maintained by the holder of the Old Notes) promptly after the Expiration Date. All Old Notes represented by certificates or subject to a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided in the Prospectus, tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

         To withdraw a tender of Old Notes in the Exchange Offer, a telegram, telex, letter or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number(s) and principal amount of such Old Notes, or, in the case of Old Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited), (iii) include a statement that such holder is withdrawing its election to have such Old Notes exchanged, (iv) be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Old Notes register the transfer of such Old Notes into the name of the person withdrawing the tender and (v) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described above under "Procedures for Tendering" at any time prior to the Expiration Date.

4. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

         Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Old Notes tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on this Letter of Transmittal (which shall include any participant in DTC whose name appears on the register of holders as owner of the Old Notes) or (ii) for the account of an Eligible Institution. In the event that signatures on a Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by an Eligible Institution. An "Eligible Institution" is a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program.

         If this Letter of Transmittal is signed by a person other than the registered holder of any Old Notes listed herein, such Old Notes must be endorsed or accompanied by a properly completed bond power, signed by such registered holder as such registered holder's name appears on such Old Notes with the signature thereon guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

5.       Special Issuance and Delivery Instructions.

         Tendering holders of Old Notes should indicate in the applicable box the name and address or account at DTC to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued, sent or deposited if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social Security number of the person named must also be indicated. If no such instructions are given, any Exchange Notes will be issued in the name of, and delivered to, the name and address (or account at DTC, in the case of any tender by book-entry transfer) of the person signing this Letter of Transmittal, and any Old Notes not accepted for exchange will be returned to the name and address (or account at DTC, in the case of any tender by book-entry transfer) of the person signing this Letter of Transmittal.

6.       Backup Federal Income Tax Withholding and Substitute Form W-9.

         Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Paying Agent under the Indenture governing the Exchange Notes) will retain 31% of payments made to the tendering holder during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with its TIN within 60-days after the date of the Substitute Form W-9, the Company (or the Paying Agent) will remit such amounts retained during the 60-day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with its TIN within such 60-day period, the Company (or the Paying Agent) will remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security Number of such individual. If the Exchange Agent or the Company is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Old Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

         Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

7.       Transfer Taxes.

         Holders who tender Old Notes in the Exchange Offer will not be required to pay brokerage commissions or fees or, subject to this Instruction 7, transfer taxes with respect to the exchange of Old Notes pursuant to the Exchange Offer. The Company will pay all charges and expenses, other than transfer taxes in certain circumstances, in connection with the Exchange Offer. See "The Exchange Offer--Fees and Expenses" in the Prospectus. If, however, Exchange Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered herewith, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 7, it will not be necessary for transfer the stamps to be affixed to the Old Notes specified in this Letter of Transmittal.

8.       Waiver of Conditions.

         The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

9.       No Conditional Tenders.

         No alternative, conditional, irregular or contingent tenders of Old Notes or transmittals of this Letter of Transmittal will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

         Neither the Company, the Exchange Agent nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

10.      Inadequate Space.

         If the space provided herein is inadequate, the aggregate principal amount of Old Notes being tendered and the certificate number or numbers (if applicable) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

11.      Mutilated, Lost, Stolen or Destroyed Old Notes.

         If any certificate has been lost, mutilated, destroyed or stolen, the holder should promptly notify The Bank of New York at 101 Barclay Street (7
East), New York, New York 10286, telephone (212) 815-2742. The holder will then be instructed as to the steps that must be taken to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the Old Notes have been replaced.

12.      Requests for Assistance or Additional Copies.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

13.      Validity of Tenders.

         All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Old Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Old Notes not validly tendered or any Old Notes, the Company's acceptance of which may, in the opinion of the Company or counsel to the Company, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Notes as to any ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer, whether or not similar conditions or irregularities are waived in the case of other holders. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes, but neither the Company nor the Exchange Agent shall incur any liability for failure to give such notification.

14. Acceptance of Tendered Old Notes and Issuance of Exchange Notes; Return of Old Notes.

         Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old Notes when, as and if the Company has given written and oral notice thereof to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the name and address shown above or, if Old Notes have been tendered by book-entry transfer, to the account at DTC shown above, or at a different address or account at DTC as may be indicated under "Special Delivery Instructions."

                   TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (See Instruction 6)


           PAYOR'S NAME: __________________________________________

==================================================================================================================
SUBSTITUTE FORM W-9                  Part I--Taxpayer Identification
                                     Number
Department of the Treasury                                                      __________________________________
Internal Revenue Service             Enter your taxpayer identification         Social Security Number
                                     number in the appropriate box.  For
                                     most individuals, this is your social                        OR
                                     Security number.  If you do not have a
                                     number, see how to obtain a "TIN" in
                                     the enclosed Guidelines.                   __________________________________
                                                                                Employer Identification Number
                                     NOTE: If the account is in more than
                                     one name, see the chart on page 2 of
                                     the enclosed Guidelines to determine
                                     what number to give.
                                     -----------------------------------------------------------------------------
                                     Part II--For Payees Exempt from Backup Withholding (see enclosed
                                     Guidelines)
                                     -----------------------------------------------------------------------------
Payor's Request for Taxpayer         CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY
Identification Number (TIN)          THAT:
and Certification                    (1)   the number shown on this form is my correct Taxpayer Identification
                                           Number (or I am waiting for a number to be issued to me), and
                                     (2)   I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.

                                     SIGNATURE___________________________________________ DATE____________________
==================================================================================================================

Certificate Guidelines--You must cross out Item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2).
==============================================================================

        CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payor, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a Taxpayer Identification Number to the payor and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as a backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.


      SIGNATURE______________________________________   DATE__________________

      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.